                                                                    Exhibit 99.4

[CREDIT SUISSE LOGO]                 CREDIT SUISSE INTERNATIONAL

                                     One Cabot Square,   Telephone 020 7888 8888
                                     London E14 4QJ      www.credit-suisse.com

                              FACSIMILE COVER SHEET

To: Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Pooling and Servicing Agreement on behalf of Thornburg Mortgage Securities Trust 2006-5

Attention:                       NY IRP Derivative Documentation

Fax number:                      +1 917 326 8603

Date:                            31 August 2006

Pages (including cover page):    17

Our Reference No: External ID:   9337403 / Risk ID: 562370023

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, PLEASE ARRANGE FOR THE CONFIRMATION TO BE SIGNED BY YOUR AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                       FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                 Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                  (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com   Facsimile number: (212) 325-8173

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

[CREDIT SUISSE LOGO]                 CREDIT SUISSE INTERNATIONAL

                                     One Cabot Square,   Telephone 020 7888 8888
                                     London E14 4QJ      www.credit-suisse.com

                                                                  31 August 2006

Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Pooling and Servicing Agreement on behalf of Thornburg Mortgage Securities Trust 2006-5

External ID: 9337403

--------------------------------------------------------------------------------

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Pooling and Servicing Agreement on behalf of Thornburg Mortgage Securities Trust 2006-5 and Credit Suisse International. (each a "PARTY" and together "THE PARTIES") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "CONFIRMATION" as referred to in the Form Master Agreement (as defined below). In this Confirmation, "PARTY A" means Credit Suisse International ("CSIN"), and "PARTY B" means Thornburg Mortgage Securities Trust 2006-5. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that pooling and servicing agreement among Structured Asset Mortgage Investments II Inc., as depositor, Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilmington Trust Company, as Delaware trustee, and LaSalle Bank National Association, as trustee and custodian dated as of August 1, 2006 (as amended from time to time, the "POOLING AND SERVICING AGREEMENT").

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "FORM MASTER AGREEMENT"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

External ID: 9337403

[CREDIT SUISSE LOGO]

(a) NON-RELIANCE

     Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b) EVALUATION AND UNDERSTANDING

     It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c) STATUS OF PARTIES

     The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                 With respect to any Calculation Period, the
                                 aggregate of the Class Certificate Principal
                                 Balances of the Class A-1 Certificates and the Class A-2 Certificates (the "CERTIFICATES") as of the immediately prior Distribution Date
                                 (after giving effect to distributions on such Certificates on such Distribution Date). The
                                 Securities Administrator shall make available on the first day of each Calculation Period via its website a statement containing the relevant
                                 Class Certificate Principal Balances of the
                                 Class A-1 Certificates and the Class A-2
                                 Certificates. Party A shall rely conclusively upon such statement of Class Certificate
                                 Principal Balances of the Class A-1
                                 Certificates and the Class A-2 Certificates made available on the Securities
                                 Administrator's website and Party A shall not incur any liability or penalty whatsoever with respect to any calculation or payment made in reliance on such statement. The Securities
                                 Administrator's internet website shall
                                 initially be located at http://www.ctslink.com and assistance in using the website can be obtained by calling the Securities

External ID: 9337403

[CREDIT SUISSE LOGO]

                                 Administrator's investor relations desk at
                                 (301) 815-6600.

Trade Date:                      August 23, 2006

Effective Date:                  August 31, 2006

Termination Date:                August 25, 2011, subject to adjustment in
                                 accordance with the Following Business Day
                                 Convention.

FIXED AMOUNTS:

Fixed Rate Payer:                Party B

Fixed Rate Payer Payment Date:   August 31, 2006

Fixed Amount:                    USD 15,705,000

FLOATING AMOUNTS:

Floating Rate Payer:             Party A

Cap Rate:                        The excess of (i) the product of the Net WAC of
                                 the Mortgage Loans as of the first day of the related Due Period (or, in the case of the first Distribution Date, the Cut-off Date) multiplied by 30 divided by the actual number of days in the Interest Accrual Period, over
                                 (ii) the weighted average of the Class A-1
                                 Margin and Class A-2 Margin (weighted on the basis of the related certificates' Class
                                 Certificate Principal Balance as of the
                                 immediately prior Distribution Date (after giving effect to distributions on such Distribution Date) or as of the Cut-Off Date for the first Distribution Date).

                                 The Securities Administrator shall make
                                 available on the first day of each Calculation Period via its website a statement containing the relevant Net WAC of the Mortgage Loans. Party A shall rely conclusively upon such statement of such Net WAC made available on the Securities Administrator's website and Party A shall not incur any liability or penalty whatsoever with respect to any calculation or payment made in reliance on such statement.

                                 The "NET WAC" of the Mortgage Loans for any
                                 Distribution Date is equal to the weighted average of the Net Loan Rates of the Mortgage Loans, as of the first day of the related Due Period (or, in the case of the first Distribution Date, as of the Cut-off Date), weighted on the

External ID: 9337403

[CREDIT SUISSE LOGO]

                                 basis of their related Stated Principal
                                 Balances as of the first day of the month prior to the month of that Distribution Date (or, in the case of the first Distribution Date, as of the Cut-Off Date).

                                 The "NET LOAN RATE" for each Mortgage Loan will be equal to the loan rate on such Mortgage Loan less the sum of the rates at which the Master Servicing Fee, the Related Servicing Fee and any Retained Interest are calculated.

                                 For the purposes of this Transaction:

                                 "CLASS A-1 MARGIN" means 0.12%

                                 "CLASS A-2 MARGIN" means 0.18%

Floating Rate Payer Period End   Monthly on the 25th of each month, commencing
Dates:                           September 25, 2006, through and including the
                                 Termination Date, subject to the Following
                                 Business Day Convention.

Floating Rate Payer Payment      Early Payment shall be applicable. The Floating
Dates:                           Rate Payer Payment Dates shall be one (1)
                                 Business Day prior to each Floating Rate Payer
                                 Period End Date.

Floating Rate for Initial        To be determined.
Calculation Period:

Floating Rate Option:            USD-LIBOR-BBA.

Designated Maturity:             1 Month

Floating Rate for Initial        To be advised
Calculation Period:

Spread:                          None

Floating Rate Day Count          Actual/360
Fraction:

Reset Dates:                     The first day of each Calculation Period.

Business Days:                   New York

Calculation Agent:               Party A; provided, however, that if an Event of
                                 Default occurs with respect to Party A, then
                                 Party B shall be entitled to appoint a
                                 financial institution which would qualify as a Reference Market-maker to act as Calculation
                                 Agent.

External ID: 9337403

[CREDIT SUISSE LOGO]

FORM MASTER AGREEMENT

     (a)  "SPECIFIED ENTITY" means, in relation to Party A, for the purpose of
          Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (b)  "SPECIFIED ENTITY" means, in relation to Party B, for the purpose of
          Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (c) "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

     (d) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii), the "MISREPRESENTATION" provisions of Section 5(a)(iv) and the "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A or to Party B.

     (e) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party B;

     (f) The "BANKRUPTCY" provisions of Section 5(a)(vii) will not apply to Party B;

     (g) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will not apply to Party B;

     (h) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

     (i) The "ILLEGALITY" provisions of Section 5(b)(i), the "TAX EVENT" provisions of Section 5(b)(ii) and the "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will not apply to Party B.

     (j) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

     (k) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

     (l) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     (m)  The phrase "TERMINATION CURRENCY" means United States Dollars.

External ID: 9337403

[CREDIT SUISSE LOGO]

     (n) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

TAX REPRESENTATIONS

     (a) PAYER TAX REPRESENTATION For the purpose of Section 3(e) of the Form Master Agreement, each party will make with respect to itself the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Form Master Agreement) to be made by it to the other party under the Form Master Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of the Form Master Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f), each party makes the following representations:

          (i)  The following representation will apply to Party A:

               (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

               (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

               (C) Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

               (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

          (ii) The following representation will apply to Party B:

               It is a statutory trust established under the laws of Delaware.

External ID: 9337403

[CREDIT SUISSE LOGO]

RECORDING OF CONVERSATIONS

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

CREDIT SUPPORT DOCUMENT

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

CREDIT SUPPORT PROVIDER

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

ACCOUNT DETAILS

     Account for payments to Party A:

     As advised separately in writing.

     Account for payments to Party B:

     Wells Fargo Bank, NA
     ABA 121-000-248
     Account Number: 3970771416
     Account Name: Corporate Trust Clearing
     FFC: 50941401, Thornburg 2006-5 Yield Maintenance Account

OFFICES

     The Office of Party A for this Transaction is:

     London

     The Office of Party B for this Transaction is:

     Columbia, Maryland

External ID: 9337403

[CREDIT SUISSE LOGO]

ADDITIONAL PROVISIONS

     Fully-Paid Transactions

     Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party. For the avoidance of doubt, if Party A has posted collateral with Party B pursuant to the provisions of paragraph (k) below, Party B shall not have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement until it has paid all such Return Amounts that may be required under the terms of the relevant Credit Support Annex.

WAIVER OF RIGHT TO TRIAL BY JURY

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

ELIGIBLE CONTRACT PARTICIPANT

     Each party represents to the other party that it is an "ELIGIBLE CONTRACT PARTICIPANT" as defined in Section la(12) of the U.S. Commodity Exchange Act, as amended.

NOTICE BY FACSIMILE TRANSMISSION

     Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)".

OFFICES

     The provisions of Section 10(a) will apply to the Form Master Agreement.

External ID: 9337403

[CREDIT SUISSE LOGO]

MULTIBRANCH PARTY

     For purposes of Section 10(c) of the Form Master Agreement: (a) Party A is not a Multibranch Party; and (b) Party B is not a Multibranch Party.

OTHER PROVISIONS

     (a) Addresses for notices: For the purpose of Section 12(a) of the Form Master Agreement:-

     (i) Notices or communications shall, with respect to a particular Transaction, be sent to the address, telex number or facsimile number reflected in the Confirmation of that Transaction. In addition (or in the event the Confirmation for a Transaction does not provide relevant Addresses/information for notice), with respect to notices provided pursuant to Section 5 and 6 of the Form Master Agreement, notice shall be provided to:

          Address for notices or communications to Party A (other than by facsimile):

          Address:       One Cabot Square
                         London E14 4QJ
                         England

          Attention:     Head of Credit Risk Management;
                         Managing Director - Operations Department; and
                         Managing Director - Legal Department

          Telex No,:     264521   Answerback: CSI G

          For the purpose of facsimile notices or communications under the Form Master Agreement (other than a notice or communication under Sections 5 or 6):

          Facsimile No.: 44 20 7888 2686
          Attention: Managing Director - Legal Department
          Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary.

          Address for notices or communications to Party B:

          Address:       Wells Fargo Bank, N.A.
                         9062 Old Annapolis Road
                         Columbia, MD 21045 - 1951

          Attention:     Client Manager - Thornburg 2006-5
          Phone No.:     (410) 884 2000
          Facsimile No.: (410) 715 2380

     (ii) Notices Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it

External ID: 9337403

[CREDIT SUISSE LOGO]

          being agreed that the sender shall verbally confirm receipt with an officer of the receiving party )".

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, Credit Suisse Securities (USA) LLC, 11 Madison Avenue, New York, New York 10010, Attention: General Counsel, Legal and Compliance Department.; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

   PARTY REQUIRED                                                                         COVERED BY
     TO DELIVER                                                   DATE BY WHICH          SECTION 3(d)
      DOCUMENT             FORM/DOCUMENT/CERTIFICATE             TO BE DELIVERED        REPRESENTATION
-------------------   ----------------------------------   --------------------------   --------------
Party A and Party B   A certificate of an authorized       Upon the execution and       Yes
                      officer of the party, as to the      delivery of this
                      incumbency and authority of the      Confirmation
                      respective officers of the party
                      signing this Confirmation

Party A and Party B   Tax forms that may reasonably be     (i) Upon execution and        N/A
                      required by Party A or Party B, as   delivery of the Form
                      applicable                           Master Agreement; (ii)
                                                           promptly upon reasonable
                                                           demand by Party A or Party
                                                           B, as applicable; and
                                                           (iii) promptly upon
                                                           learning that any Form W-8
                                                           or Form W-9, as
                                                           applicable, (or any
                                                           successor thereto) has
                                                           become obsolete or
                                                           incorrect

Party A               Form W8-IMY                          (i) Upon execution and       N/A
                                                           delivery of the Form
                                                           Master Agreement; (ii)
                                                           promptly upon reasonable
                                                           demand by

External ID: 9337403

[CREDIT SUISSE LOGO]

   PARTY REQUIRED                                                                         COVERED BY
     TO DELIVER                                                   DATE BY WHICH          SECTION 3(d)
      DOCUMENT             FORM/DOCUMENT/CERTIFICATE             TO BE DELIVERED        REPRESENTATION
-------------------   ----------------------------------   --------------------------   --------------
                                                           Party B; and (iii)
                                                           promptly upon learning
                                                           that any Form W-8 or Form
                                                           W-9, as applicable, (or
                                                           any successor thereto) has
                                                           become obsolete or
                                                           incorrect

     (e)  Limitation of Liability

          It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo Bank, N.A. ("WELLS"), not individually or personally but solely as the Securities Administrator under the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred and vested in it,
          (b) the representations, undertakings and agreements herein are made on the part of Party B are made and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

     (f) This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (g) Notwithstanding any provision of this Confirmation or the Form Master Agreement or any other existing or future agreement and subject to paragraph (h) below, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

     (h) The parties hereto hereby agree that, for the avoidance of doubt, the mere exercise by Thornburg Mortgage, Inc. of its Optional Securities Purchase Right under Section 6.06 of the Pooling and Servicing Agreement to acquire all of the Certificates shall not affect the operation of this Transaction so long as the Certificates continue to be outstanding.

External ID: 9337403

[CREDIT SUISSE LOGO]

     (i) If, upon the occurrence of a Derivatives Disclosure Event (as defined in paragraph (j) below) Party A has not within five (5) Business Days after such Derivatives Disclosure Event (without giving effect to any grace period otherwise provided herein or otherwise) complied with any of the provisions set forth in paragraph (j) below, then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (j)  COMPLIANCE WITH REGULATION AB

     (i) It shall be a derivatives disclosure event ("DERIVATIVES DISCLOSURE EVENT") if, at any time after the date hereof, until such date that the Certificates are no longer required to make public reports under the Securities Exchange Act of 1934, as amended, the Depositor or the Sponsor notifies Party A that the aggregate "significance percentage" (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by Party A and any of its affiliates to Party B (collectively, the "AGGREGATE SIGNIFICANCE PERCENTAGE") is 10% or more.

     (ii) Upon the occurrence of a Derivatives Disclosure Event, Party A, at its own cost and expense (and without any cost or expense to, or liability of, Party B, the Depositor, the Sponsor, the Underwriters, the Trustee, or the Issuing Entity), shall take one of the following actions:

          (a) provide to the Sponsor and the Depositor: (i) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or
               (ii) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the financial information required under Item 1115(b)(2) of Regulation AB, (each, "CAP FINANCIAL DISCLOSURE"); or

          (b) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition, as defined in paragraph (k) below), that (x) provides the information specified in paragraph (a) above to the Depositor and Sponsor and (y) enters into documentation substantially similar to the documentation for this Transaction then in place between Party A and Party B; or

          (c) subject to the Rating Agency Condition and subject to any interpretative guidance issued by the Securities and Exchange Commission that determines that such Cap Financial Disclosure provided by an affiliate of Party A satisfies the requirement of
               Item 1115 of Regulation AB, obtain a guaranty of Party A's obligations under the Form Master Agreement from an affiliate of Party A that is able to provide the applicable Cap Financial Disclosure satisfactory in form and substance to the Sponsor and the Depositor, and cause such affiliate to provide to the Sponsor and the Depositor such Cap Financial Disclosure within five (5) Business Days

          The Securities Administrator shall be under no obligation to monitor the responsibilities of Party A under paragraph (ii).

External ID: 9337403

[CREDIT SUISSE LOGO]

     (iii) For so long as the Aggregate Significance Percentage is 10% or more and a Derivatives Disclosure Event is continuing, Party A shall provide any updates to the information provided pursuant to paragraph (ii) above to the Sponsor and the Depositor within five
           (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of Party A's fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of Party A's fiscal year for any annual update).

     (iv) All information provided pursuant to paragraphs (ii) and (iii) above shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor's consents to the extent required by Regulation AB or, if such information is unaudited and if required by the provisions of Regulation AB, shall be accompanied by an appropriate agreed-upon procedures or comparable letter from Party A's accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

     (v) Party A hereby agrees to cooperate in a commercially reasonable manner with any requests from Party B to provide any information required pursuant to Item 1119 of Regulation AB under the Securities Act of 1933. The parties hereby agree, that if Party A, acting in a commercially reasonable manner, cannot comply with a request by Party B for such additional information, Party A shall transfer its rights and obligations hereunder to a substitute counterparty provided that such substitute counterparty (or such substitute counterparty's Credit Support Provider) shall have a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of Party A.

     (k)  RATINGS EVENT

     (i) If (1) the short-term unsecured debt rating of Party A is at any time not at least "P-1" (without regard to whether such rating may be on negative watch) by Moody's Investors Service, Inc. ("Moody's"), (2) the long-term unsecured debt rating of Party A is at any time not at least "A2" (without regard to whether such rating may be on negative watch) by Moody's, (3) if Party A has a short-term unsecured debt rating from Standard and Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), such rating is at any time not at least "A-1" or (4) if Party A does not have a short-term unsecured debt rating from S&P, the long-term unsecured debt rating of Party A from S&P is at any time not at least "A+" (such occurrence, a "RATINGS EVENT" and such ratings the "APPROVED RATINGS THRESHOLD"), Party A shall within 30 days of such Ratings Event, at its own cost and subject to the Rating Agency Condition, either (A) assign all its rights and obligations under the Form Master Agreement to a substitute party selected by Party A who meets or exceeds (or whose Credit Support Provider meets or exceeds) the Approved Ratings Threshold, (B) obtain a guaranty of another person selected by Party A who meets or exceeds the Approved Ratings Threshold or (C) deliver collateral, in an amount sufficient to maintain the then-current ratings of the Certificates pursuant to a Credit Support Annex.

     (ii)  Notwithstanding anything to the contrary in this paragraph (k), if
           (1) the short-term unsecured debt rating of Party A is at any time not at least "P-2" (without regard to whether

External ID: 9337403

[CREDIT SUISSE LOGO]

           such rating may be on negative watch) by Moody's, (2) the long-term unsecured debt rating of Party A is at any time not at least "A3" (without regard to whether such rating may be on negative watch) by Moody's, or (3) the long-term unsecured debt rating of Party A is at any time not at least "BBB-" by S&P (or has been withdrawn), Party A shall no longer be eligible to deliver collateral pursuant to clause
           (i)(C) above and instead shall comply with clause (A) or (B) above of this paragraph (k) within ten (10) days.

     (iii) For purposes of the Form Master Agreement, "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with Moody's and S&P and receive from Moody's and S&P a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

     (iv) If, Party A fails to comply with any of the provisions set forth in this paragraph (k), then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (l)  TRANSFER

          In addition to the provisions of Section 7 of the Form Master Agreement, Party A and any applicable Credit Support Provider shall not transfer their respective rights and obligations hereunder to a substitute counterparty without satisfaction of the Rating Agency Condition and unless such substitute counterparty (or such substitute counterparty's Credit Support Provider) shall have a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of Party A (or its Credit Support Provider). For the avoidance of doubt, if the provisions of paragraph
          (j) above are applicable and such substitute counterparty does not have financial statements prepared in accordance with U.S. Generally Accepted Accounting Principals (GAAP) then the substitute counterparty will be required to provide the Cap Financial Disclosure when the Aggregate Significance Percentage is at lower levels than the 10% and 20% set out in paragraph (j) above.

     (m)  RATING AGENCY CONDITION FOR AMENDMENT.

          In addition to the requirements of Section 9, this Confirmation and the provisions of the Form Master Agreement will not be amended unless the Rating Agency Condition has first been met.

     (n)  NO BANKRUPTCY PETITION

          Party A agrees that it will not, prior to the date that is one year and one day following the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar law or proceeding or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided,

External ID: 9337403

[CREDIT SUISSE LOGO]

          that this provision shall not restrict or prohibit Party A from joining any other person in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law; and provided, further, that this provision shall not constitute a waiver by Party A of its right to the proceeds of any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings instituted by third parties against Party B under applicable law.

     (o) For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

     (p) Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

                  [remainder of page intentionally left blank]

External ID: 9337403

[CREDIT SUISSE LOGO]

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        Yours faithfully,

                                        Credit Suisse International


                                        By: /s/ Bik Kwan Chung
                                            ------------------------------------
                                            Name: Bik Kwan Chung
                                            Title: Authorized Signatory

Confirmed as of the date above;
THORNBURG MORTGAGE SECURITIES TRUST 2006-5
By: Wells Fargo Bank, N.A.,
not individually but solely as
Securities Administrator under the
Pooling and Servicing Agreement on
behalf of THORNBURG MORTGAGE
SECURITIES TRUST 2006-5


By /s/ Amy Doyle
   ----------------------------------
   Name: Amy Doyle
   Title: Vice President

Our Reference No: External ID: 9337403 / Risk ID: 562370023

External ID: 9337403